SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 22, 2003

IDINE REWARDS NETWORK INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11900 Biscayne Boulevard Miami, Florida	33181
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (305) 892-3343

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

iDine Rewards Network Inc. announced its earnings for the three months ended June 30, 2003 on July 22, 2003. See press release attached as exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDINE REWARDS NETWORK INC.

By:	/s/ Stephen E. Lerch
Stephen E. Lerch Executive Vice President, Chief Operating Officer, Dining and Chief Financial Officer

Dated: July 24, 2003

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release dated July 22, 2003